                                                                    Exhibit 10.9

            *** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION PURSUANT TO RULE 24b-2 OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                AMENDMENT NO. 10

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                              BETWEEN AVSA S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 10 (hereinafter referred to as the "Amendment") entered into as of September 27, 2005 by and between AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "USeller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 together with Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999, Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999 and together with Letter Agreement to Amendment No. 3 executed on May 10, 2001, Amendment No. 4 executed on July 1, 2000 together with Letter Agreement to Amendment No. 4 executed on July 28, 2000, Amendment No. 5 executed on October 12, 2000 together with Letter Agreement to Amendment No. 5 executed on October 26, 2000, Amendment No. 6 executed on October 28, 2002, Amendment No. 7 together with all Letter Agreements thereto executed on July 30, 2004, Amendment 8 executed on October 1, 2004, and Amendment 9 executed on September 27, 2005, the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318-100, A319-100 and A320-200 model aircraft.


AWE - A319/A320 - Amendment No. 10
                                   AM 10 - 1

WHEREAS, in consideration of the Buyer's execution of the Memorandum of Understanding referenced by AVSA No. 5343 dated May 18, 2005 (the "MOU"), the Buyer and the Seller agree to restructure certain terms of the Agreement.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1.    [...***...].

2.    RESCHEDULED AIRCRAFT INITIAL PAYMENT

      Upon satisfaction of all the conditions precedent listed in Paragraph 7.1 herein, the Buyer will pay to the Seller an initial payment in the amount of [...***...] for each Rescheduled Aircraft (the "Rescheduled Aircraft Initial Payment") for a total of [...***...] for the eleven (11) Rescheduled Aircraft (as defined in Amendment 9 to the Agreement).

3.    PREDELIVERY PAYMENTS

3.1 Prior to the date of this Amendment, the Seller has received from the Buyer cash Predelivery Payments in the amount of [...***...] pursuant to Paragraphs 1 and 2 of Letter Agreement No. 4 to Amendment 7 (Amended and Restated Letter Agreement No. 4 to the Agreement) ("LA 4"). The Seller will, upon satisfaction of all the conditions precedent listed in Paragraph 7.1 herein, apply such cash Predelivery Payments as follows:

      (i)   [...***...]; and

      (ii)  to the Rescheduled Aircraft Initial Payment.

3.2 In respect of the Rescheduled Aircraft, the A318 Aircraft and the [...***...], the provisions set forth in LA 4 will be deemed cancelled and of no further effect.

3.3   The Buyer will make Predelivery Payments on the Rescheduled
      Aircraft, the A318 Aircraft and the [...***...] to the Seller as follows:

            (i) on the [...***...] Working Day of the [...***...] month prior to each Scheduled Date of Delivery of each Rescheduled Aircraft, the A318 Aircraft and the
                  [...***...] each in the amount of [...***...] (less the Rescheduled Aircraft Initial Payment (only for the Rescheduled Aircraft),

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No. 10
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            (ii)  on the [...***...] Working day of the [...***...] month prior to each Scheduled Date of Delivery of each Rescheduled Aircraft, the A318 Aircraft and the [...***...] each in the amount of [...***...], and

            (iii) on the [...***...] Working day of the [...***...] month prior to each Scheduled Date of Delivery of each Rescheduled Aircraft, the A318 Aircraft, the [...***...] (the "PDP Due
                  Date) each in the amount of [...***...].

3.3.1 All Predelivery Payments shall be paid in immediately available funds. With respect to amounts due pursuant to paragraph 3.3 (iii) above, [...***...].

3.3.2 [...***...].

3.4 In respect of the New Purchase Right Aircraft, the provisions set forth in LA 4 will be deemed cancelled and of no further effect.

3.5 The Buyer will make Predelivery Payments on each New Purchase Right Aircraft converted into a firm order to the Seller as follows:

            (i) upon written confirmation of acceptance by Buyer of the New Purchase Right Aircraft delivery position, the New Purchase Right Aircraft Predelivery Payment in the amount of [...***...] as set forth in Paragraph 2 to Letter Agreement No. 2 of Amendment 7 to the Agreement (as amended by Paragraph 6 hereof); and

            (ii) in accordance with Paragraphs 3.3(i), 3.3(ii), 3.3(iii), 3.3.1 and 3.3.2 it being understood that if the Buyer's written confirmation of acceptance of the New Purchase Right Aircraft delivery position occurs after the month specified for payment, then such payment will be due upon Buyer's written confirmation of acceptance of the New Purchase Right Aircraft delivery position.

4-    PRICE REVISION

      The Final Contract Price for each Rescheduled Aircraft shall be derived as provided in the Agreement, [...***...].

5-    [...***...]

6-    NEW PURCHASE RIGHT AIRCRAFT

      Paragraph 2 of Letter Agreement No. 2 to Amendment No. 7 to the Agreement is deleted in its entirety and replaced by the following quoted language:

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No. 10
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      QUOTE

      2.    New Purchase Right Aircraft

      2.1 The Seller hereby grants to Buyer the right to purchase up to [...***...] New Purchase Right Aircraft, which the Buyer will have the right to purchase as either an A319, A320 and/or A321 Aircraft for delivery dates in [...***...].

      2.2 The New Purchase Right Aircraft will remain without reserved delivery quarters by the Seller (i.e. remain subject to the Seller's industrial and commercial constraints and subject to prior sale and other disposition) until the Buyer requests a delivery date by written notice to the Seller, such notice also specifying the type of New Purchase Right Aircraft the Buyer is considering to firmly purchase. The Seller will then provide in writing within ten (10) Working Days, subject to its industrial and commercial constraints at the time, a delivery month and year, which will remain subject to prior sale and other disposition until written confirmation of acceptance from the Buyer and concurrent payment of a New Purchase Right Aircraft Predelivery Payment in an amount of [...***...] (the "New Purchase Right Aircraft Predelivery Payment") (upon which the New Purchase Right Aircraft will be an Amendment 7 Aircraft under the Agreement).

      2.3 In connection with the unexercised Option Aircraft cancelled pursuant to Paragraph 1, above, the Seller acknowledges to have already received as of date hereof, from the Buyer Option Fees in the amount of [...***...] and the Seller and the Buyer agree that such Option Fees will be credited to the Buyer in increments of [...***...] against the New Purchase Right Aircraft Predelivery Payment to be paid by the Buyer to the Seller upon the exercise of each of the New Purchase Right Aircraft.

      2.4 Purchase Incentives for New Purchase Right Aircraft are set forth in Letter Agreement No. 3 to the Amendment.

   UNQUOTE

7-    EFFECT OF THE AMENDMENT AND OTHER MATTERS

7.1 It will be a condition precedent to the effectiveness of this Amendment that the conditions precedent to (i) the validity of the A350 Purchase Agreement dated as of the date hereof have been satisfied, and (ii) the conditions precedent to the obligations of Airbus Financial Services (the "Lender") set forth in the $161,000,000 Loan Agreement dated as of September 27, 2005 among US Airways, Inc., America West Airlines, Inc., US Airways Group, Inc., the Lender and Wells Fargo bank Northwest,

***CONFIDENTIAL TREATMENT REQUESTED


AWE - A319/A320 - Amendment No. 10
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      National Association, as Collateral Agent, have been either satisfied or been waived by the Lender.

7.2 Upon effectiveness, the provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, including Paragraph 5 of the MOU.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.    GOVERNING LAW

      THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

      IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT OR TO THE AGREEMENTS CONTEMPLATED HEREIN.

9.    CONFIDENTIALITY

      The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment; provided, however that, following execution of this Amendment, Buyer may make such disclosure thereof as may be required by law or governmental orders, rules or regulations.

10-   COUNTERPARTS

      This Amendment may be signed in any number of separate counterparts. Each counterpart when signed and delivered (including counterparts delivered by facsimile transmission) will be an original, and the counterparts will together constitute one same instrument.


AWE - A319/A320 - Amendment No. 10
                                   AM 10 - 5
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      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                          Very truly yours,

                                          AVSA S.A.R.L.

                                          By:
                                             ----------------------

                                          Its:
                                              ---------------------

Accepted and Agreed,

AMERICA WEST AIRLINES, INC.

By:
   ----------------------------

Its:
    ---------------------------



AWE - A319/A320 - Amendment No. 10
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